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Exhibit 99.6

        CONVERTIBLE NOTES LETTER OF TRANSMITTAL AND CONSENT

FOSTER WHEELER LTD.
Offer to Exchange Common Shares
for
Any and All Outstanding 6.50% Convertible Subordinated Notes due 2007
issued by Foster Wheeler Ltd. and Guaranteed by Foster Wheeler LLC

and Solicitation of Consents to Proposed Amendments to

the Indenture Relating to the 6.50% Convertible Subordinated Notes due 2007

Pursuant to the Prospectus Dated            , 2004

THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            , 2004, WHICH WE REFER TO AS THE EXPIRATION DATE, UNLESS EXTENDED BY US. YOU MAY REVOKE YOUR TENDER AND YOUR CONSENT AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

The Exchange Agent (the "Exchange Agent") for the Offer is:

The Bank of New York, London branch

By Mail:	Facsimile Transmission:	By Hand or Overnight Courier:
The Bank of New York, London branch c/o The Bank of New York ReOrg Unit 101 Barclay Street, Floor 7 East New York, New York 10286 Attention: Kin Lau	The Bank of New York, London branch c/o The Bank of New York Attention: Kin Lau Fax: (212) 298-1915	The Bank of New York, London branch c/o The Bank of New York ReOrg Unit 101 Barclay Street, Floor 7 East New York, New York 10286 Attention: Kin Lau (212) 815-3750
The Information Agent (the "Information Agent") for the Offer is:
Georgeson Shareholder Communications Inc. 17 State Street, 10th Floor New York, New York 10014 Banks and Brokers call: (212) 440-9800 All other Shareholders call toll free: (800) 891-3214

        Delivery of this Letter of Transmittal and Consent to an address other than as set forth above, will not constitute a valid delivery unless an agent's message is delivered in accordance with instruction 1 to this Letter of Transmittal and Consent.

        Holders who tender Convertible Notes will be deemed to consent to the amendments to the terms of the indenture governing the 6.50% Convertible Subordinated Notes due 2007 (the "Indenture") issued by Foster Wheeler Ltd. and guaranteed by Foster Wheeler LLC (as described under "The Proposed Amendments" in the accompanying Prospectus). The completion, execution and delivery of this Letter of Transmittal and Consent will constitute a consent to such amendments and to the execution and delivery of a supplemental indenture by Foster Wheeler Ltd., Foster Wheeler LLC and the trustee thereunder. Holders may not deliver a consent without tendering Convertible Notes. The Exchange Offer is made upon the terms and subject to the conditions set forth in the Prospectus and herein. Holders of Convertible Notes should carefully review the information set forth herein and therein.

        The undersigned hereby acknowledges receipt of the Prospectus dated            , 2004 (the "Prospectus") of Foster Wheeler Ltd., (the "Company"), a Bermuda company, and this Letter of Transmittal and Consent, which together constitute (i) the Company's offer (the "Exchange Offer") to exchange its Common Shares (the "Common Shares") for any and all outstanding 6.50% Convertible Subordinated Notes due 2007 (the "Convertible Notes") issued by Foster Wheeler Ltd. and guaranteed by Foster Wheeler LLC and (ii) Foster Wheeler Ltd.'s solicitation (the "Consent Solicitation") of consents (the "Consent") upon the terms and subject to the conditions set forth in the Prospectus, from holders of the Convertible Notes to the adoption of certain proposed amendments described in the accompanying Prospectus under "The Proposed Amendments" (the "Proposed Amendments") to the terms of the indenture governing the Convertible Notes issued by Foster Wheeler Ltd. The completion, execution and delivery of this Letter of Transmittal and Consent by a Holder in connection with the tender of Convertible Notes will be deemed to constitute the Consent of such tendering holder to the Proposed Amendments with respect to the Convertible Notes so tendered. Holders may not deliver Consent without tendering their Convertible Notes in the exchange offer and Holders may not tender without delivering Consent.

        For each $1,000 in principal amount of Convertible Notes, including accrued interest, accepted for exchange, the holder of the Convertible Notes will receive    Common Shares of Foster Wheeler Ltd. No additional consideration will be paid for accrued and unpaid interest on the Convertible Notes.

        This Letter of Transmittal and Consent is to be completed by a holder of Convertible Notes either if certificates are to be forwarded with the Letter of Transmittal and Consent or if a tender of certificates for Convertible Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer and Consent Solicitation—Book-Entry Delivery Procedures." Holders of Convertible Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Convertible Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal and Consent to the Exchange Agent on or before                        , 2004 (the "Expiration Date"), must tender their Convertible Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer and Consent Solicitation—Procedures for Tendering Your Securities, and Delivering Your Consent to the Proposed Amendments—Guaranteed Delivery." See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The undersigned hereby delivers Consent to the Proposed Amendments and tenders the Convertible Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal and Consent. The undersigned is the registered owner of all the tendered Convertible Notes and the undersigned represents that it has received from each beneficial owner of the tendered Convertible Notes (collectively, the "Beneficial Owners") a duly completed and executed form of "Instructions with respect to the Offer to Exchange," a form of which is attached to the "Letter to Clients" accompanying this Letter of Transmittal and Consent, instructing the undersigned to take the action described in this Letter of Transmittal and Consent.

        Subject to, and effective upon, the acceptance for exchange of the tendered Convertible Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the Convertible Notes that are being tendered hereby, waives any and all other rights with respect to such Convertible Notes and releases and discharges Foster Wheeler Ltd. from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Convertible Notes, including without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Convertible Notes or to participate in any redemption of such Convertible Notes.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Convertible Notes, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Convertible Notes to the Company or cause ownership of the tendered Convertible Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Convertible Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Common Shares to which the undersigned is entitled upon acceptance by the Company of the tendered Convertible Notes pursuant to the Exchange Offer, (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Convertible Notes and (iii) deliver to Foster Wheeler LLC, Foster Wheeler Ltd. and BNY Midwest Trust Company, as trustee under the indenture governing the Convertible Notes, this Letter of Transmittal and Consent as evidence of the undersigned's Consent to the Proposed Amendments, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation, as described in the Prospectus.

        The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent, with respect to the Convertible Notes tendered hereby, to the Proposed Amendments. The undersigned understands that the Consent delivered hereby shall remain in full force and effect unless the tender of the Convertible Notes is validly revoked prior to the Expiration Date in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal and Consent, which procedures are hereby agreed to be applicable.

        Unless otherwise indicated under "Special Issuance Instructions" below (Box 2), please issue the Common Shares exchanged for tendered Convertible Notes in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Common Shares (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1 or provide the name of the account at DTC to which the Common Shares should be issued.

        The undersigned understands that tenders of Convertible Notes and delivery of Consent pursuant to the procedures described under the caption "The Exchange Offer and the Consent Solicitation" in the Prospectus and in the instructions to this Letter of Transmittal and Consent will constitute a binding agreement between the undersigned and the Company upon the terms of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Terms of the Exchange Offer," and subject to the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Conditions to the Exchange Offer," subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Withdrawal of Tenders and Revocation of Consents." All authority conferred in this Letter of Transmittal and Consent or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owner(s) under this Letter of Transmittal and Consent will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Convertible Notes being surrendered and to deliver the Consent contained herein, and that, when the Convertible Notes are accepted for exchange as contemplated in this Letter of Transmittal and Consent, the Company will acquire good and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THE BOXES

☐
CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

☐
CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

Name
Address

Box 1
DESCRIPTION OF CONVERTIBLE NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Convertible Notes Certificate(s))	Convertible Notes tendered (Attach additional signed list if necessary)

	Convertible Notes Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)*	Aggregate Principal Amount Tendered**

Total

*	Need not be completed if Convertible Notes are being tendered by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Convertible Notes represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 3.

Box 2
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4, 5, and 6)

        To be completed ONLY if the certificates for Convertible Notes not exchanged and/or the Common Shares are to be issued in the name of someone other than the undersigned or if Convertible Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

        Issue: Common Shares and/or Convertible Notes to:

Name(s):	(Please Print or Type)
Address:	(Include Zip Code)
(Taxpayer Identification or Social Security Number)

        ☐ Credit unexchanged Convertible Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

Box 3
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)

        To be completed ONLY if certificates for the Convertible Notes not tendered or not accepted and/or the Common Shares are to be sent to someone other than the undersigned at an address other than that shown below the undersigned's signature(s).

        Mail: ☐ Common Shares and any untendered Convertible Notes to:

Name(s):	(Please Print or Type)
Address:	(Include Zip Code)
(Taxpayer Identification or Social Security Number)

Box 4
USE OF GUARANTEED DELIVERY
(See Instruction 1)

        To be completed ONLY if Convertible Notes are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered Holder(s):
Date of Execution of Notice of Guaranteed
Delivery:
Name of Institution which Guaranteed
Delivery:

Box 5
USE OF BOOK-ENTRY TRANSFER
(See Instruction 1)

        To be completed ONLY if delivery of Convertible Notes is to be made by book-entry transfer.

Name of Tendering Institution:
Account Number:
Transaction Code Number:

Box 6
TENDERING HOLDER SIGNATURE
(See Instructions 1 and 4)

x
x
(Signature of Registered Holder(s) or Authorized Signatory)

        Note: The above lines must be signed by the registered holder(s) of Convertible Notes as their name(s) appear(s) on the Convertible Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal and Consent). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.

Name(s):
Capacity:
Street Address:
(Include Zip Code)
(Area Code and Telephone Number)
(Tax Identification or Social Security Number)
Signature Guarantee	(If Required by Instruction 4)
Authorized Signature
Name:	(Please Print or Type)
Title:
Name of Firm:	(Must be an Eligible Institution as defined in Instruction 1)
Address:	(Include Zip Code)
Area Code and Telephone Number:
Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL AND CONSENT
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of this Letter of Transmittal and Consent and Certificates; Guaranteed Delivery.    This Letter of Transmittal and Consent is to be used if (a) certificates for Convertible Notes are to be physically delivered to the Exchange Agent herewith or (b) tenders are to be made according to the guaranteed delivery procedures. For holders whose Convertible Notes are being delivered pursuant to the procedures for book-entry transfer, all as set forth in the Prospectus, delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal and Consent by the participant(s) identified in the Agent's Message.

        To validly tender Convertible Notes and deliver Consent, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal and Consent (or a facsimile thereof) with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Convertible Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal and Consent or (b) a holder of Convertible Notes must comply with the guaranteed delivery procedures set forth below.

        Holders of Convertible Notes who desire to tender Convertible Notes pursuant to the Exchange Offer and whose certificates representing the Convertible Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may still exchange their Convertible Notes by complying with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer and the Consent Solicitation—Procedures for Tendering Your Securities, and Delivering Your Consent to the Proposed Amendments—Guaranteed Delivery." Pursuant to those procedures, (a) you tender your Convertible Notes by or through a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program; (b) on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer, the exchange agent has received from such participant a properly completed and validly executed notice of guaranteed delivery, by manually signed facsimile transmission, mail or hand delivery, in substantially the form provided with this prospectus; and (c) the exchange agent receives properly completed and validly executed Letter of Transmittal and Consent (or facsimile thereof) together with any required signature guarantees, or a book-entry confirmation, and any other required documents, within three NYSE trading days of the notice of guaranteed delivery.

        The method of delivery of this Letter of Transmittal and Consent, the certificates for Convertible Notes and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and Consent and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

        2.    Beneficial Owner Instructions to Registered Holders.    Only a holder of Convertible Notes or the holder's legal representative or attorney-in-fact, or a person who has obtained a properly completed irrevocable proxy acceptable to the Company that authorizes such person, or that person's legal representative or attorney-in-fact, to tender Convertible Notes on behalf of the holder may validly tender the Convertible Notes and thereby validly deliver a consent to the proposed amendments with respect to those Convertible Notes. Any Beneficial Owner of tendered Convertible Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal and Consent, or an Agent's Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions of Registered Holder and/or DTC Participant from Beneficial Owner from accompanying this Letter of Transmittal and Consent.

        3.    Partial Tenders.    A holder may tender all or a portion of Convertible Notes, but only in minimum increments of $1,000 in principal amount. If a holder tenders less than all Convertible Notes, such holder should fill in the number of Convertible Notes so tendered in the column labeled "Aggregate Principal Amount Tendered" of Box 1 above. The entire principal amount of Convertible Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        4.    Signatures on the Letter of Transmittal and Consent; Signature Guarantees.    If this Letter of Transmittal and Consent is signed by the registered holder(s) of the tendered Convertible Notes, the signature must correspond with the name(s) as written on the face of the tendered Convertible Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Convertible Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Convertible Notes.

        If any of the tendered Convertible Notes are registered in the name of two or more holders, all holders must sign this Letter of Transmittal and Consent. If any Convertible Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal and Consent as there are different registrations of certificates.

        If this Letter of Transmittal and Consent or any Convertible Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the company of such person's authority to so act must be submitted.

        When this Letter of Transmittal and Consent is signed by the registered holders of the Convertible Notes tendered hereby, no endorsements of the Convertible Notes or separate instruments of transfer are required unless Common Shares, or Convertible Notes not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the Convertible Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        Signatures on the Letter of Transmittal and Consent must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program, each a Medallion Signature Guarantor, unless the Convertible Notes tendered thereby are tendered: (1) by a holder whose name appears on a security position listing as the owner of those Convertible Notes, who has not completed any of the boxes entitled "Special Instructions" or "Special Delivery Instructions" on the applicable Letter of Transmittal and Consent; or (2) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States referred to as an "Eligible Guarantor Institution."

        If the holder of the Convertible Notes being tendered is a person other than the signer of the related Letter of Transmittal and Consent, or if Convertible Notes not accepted for exchange or Convertible Notes previously tendered and being withdrawn are to be returned to a person other than the registered holder or a DTC participant, then the signatures on the Letter of Transmittal and Consent accompanying the tendered Convertible Notes must be guaranteed by a Medallion Signature Guarantor as described above.

        The Letter of Transmittal and Consent and Convertible Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

        5.    Special Issuance and Delivery Instructions.    Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the Common Shares and/or substitute certificates evidencing Convertible Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Convertible Notes tendering Convertible Notes by book-entry transfer may request that Convertible Notes not exchanged be credited to such account maintained at DTC as the holder may designate on this Letter of Transmittal and Consent. If no instructions are given, the Convertible Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal and Consent.

        6.    Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the exchange of Convertible Notes pursuant to the Exchange Offer. If, however, Convertible Notes for principal amounts not accepted for tender are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Convertible Notes, or if tendered new Common Shares are to be registered in the name of any person other than the person signing the Letter of Transmittal and Consent or, in the case of tender through DTC transmitting instructions through ATOP, or if a transfer tax is imposed for any reason other than the exchange of Convertible Notes pursuant to the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Convertible Notes listed in this Letter of Transmittal and Consent.

        7.    Validity of Tenders.    Foster Wheeler Ltd. expressly reserves the right to terminate the Exchange Offer and the Consent Solicitation and not to accept for exchange any Convertible Notes if any of the conditions set forth under "The Exchange Offer and the Consent Solicitation—Conditions to the Exchange Offer" have not been satisfied or waived by Foster Wheeler Ltd. at its option for any reason on or before 5:00 p.m., New York City time, on the Expiration Date. In all cases, exchange of the Convertible Notes accepted for exchange and payment of the common shares will be made only after timely receipt by the exchange agent of certificates representing the original Convertible Notes and consent to the proposed amendments, or by confirmation of book-entry transfer, together with a properly completed and duly executed Letter of Transmittal and Consent, a manually signed facsimile of the Letter of Transmittal and Consent, or satisfaction of DTC's ATOP procedures, and any other documents required by the Letter of Transmittal and Consent.

        8.    Irregularities.    Foster Wheeler Ltd. will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Convertible Notes, which determination shall be final and binding. Foster Wheeler Ltd. reserves the absolute right to reject any and all tenders of any particular Convertible Notes not properly tendered or to not accept any particular Convertible Notes which acceptance might, in the judgment of Foster Wheeler Ltd. or its counsel, be unlawful. Foster Wheeler Ltd. also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Convertible Notes either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Convertible Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Convertible Notes either before or after the expiration date (including the Letter of Transmittal and Consent and the instructions thereto) by Foster Wheeler Ltd. shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Convertible Notes for exchange must be cured within such reasonable period of time as Foster Wheeler Ltd. shall determine. Neither Foster Wheeler Ltd., the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Convertible Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

        9.    No Conditional Tenders.    No alternative, conditional or contingent tender of Convertible Notes or transmittal of this Letter of Transmittal and Consent will be accepted.

        10.    Mutilated, Lost, Stolen or Destroyed Convertible Notes.    Any holder whose Convertible Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal and Consent for further instructions.

        11.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal and Consent may be directed to the Information Agent at the address and telephone number indicated in this Letter of Transmittal and Consent. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        12.    Acceptance of Tendered Convertible Notes and Issuance of Common Shares; Return of Convertible Notes.    Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Convertible Notes as soon as practicable after the Expiration Date and will issue Common Shares for the Convertible Notes as soon as practicable thereafter. For purposes of the Exchange Offer, the Company will be deemed to have accepted tendered Convertible Notes when, as and if the Company has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered Convertible Notes are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Convertible Notes will be returned, without expense, to the tendering holder at the address shown in Box 1 or at a different address as may be indicated in this Letter of Transmittal and Consent under "Special Delivery Instructions" (Box 3).

        13.    Withdrawal.    Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer and the Consent Solicitation—Withdrawals of Tenders and Revocation of Consents." If the Company elects to provide a subsequent offering period after the expiration of the exchange offer, you will not have the right to withdraw any Convertible Notes that you tender during any subsequent offering period.

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NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE BOXES
Box 1 DESCRIPTION OF CONVERTIBLE NOTES TENDERED
Box 2 SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4, 5, and 6)
Box 3 SPECIAL DELIVERY INSTRUCTIONS (See Instructions 4, 5 and 6)
Box 4 USE OF GUARANTEED DELIVERY (See Instruction 1)
Box 5 USE OF BOOK-ENTRY TRANSFER (See Instruction 1)
Box 6 TENDERING HOLDER SIGNATURE (See Instructions 1 and 4)
INSTRUCTIONS TO LETTER OF TRANSMITTAL AND CONSENT FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER